                                                                       Exhibit 2

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 1st day of August, 2001.

                            /s/ DAVID SUTHERLAND-YOEST
                            --------------------------------------------
                            Signature

                            DAVID SUTHERLAND-YOEST
                            --------------------------------------------
                            Print Name

                            --------------------------------------------
                            Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 2nd day of August, 2001.

                           /s/ SHERRY SUTHERLAND-YOEST
                           --------------------------------------------
                           Signature

                           SHERRY SUTHERLAND-YOEST
                           --------------------------------------------
                           Print Name

                           --------------------------------------------
                           Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 2nd day of August, 2001.

                                   /s/ CHRISTINA SUTHERLAND-YOEST
                                   --------------------------------------------
                                   Signature

                                   CHRISTINA SUTHERLAND-YOEST
                                   --------------------------------------------
                                   Print Name

                                   --------------------------------------------
                                   Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY

         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of August, 2001.

                                /s/ DON A. SANDERS
                                --------------------------------------------
                                Signature

                                DON A. SANDERS
                                --------------------------------------------
                                Print Name

                                --------------------------------------------
                                Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 1st day of August, 2001.

                                 GWD MANAGEMENT INC.

                                 /s/ GARY W. DEGROOTE
                                 --------------------------------------------
                                 Signature

                                 GARY W. DEGROOTE
                                 --------------------------------------------
                                 Print Name

                                 PRESIDENT
                                 --------------------------------------------
                                 Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 1st day of August, 2001.

                                 /s/ MICHAEL G. DEGROOTE
                                 -----------------------------------------------
                                 Signature

                                 MICHAEL G. DEGROOTE
                                 -----------------------------------------------
                                 Print Name

                                 -----------------------------------------------
                                 Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 1st day of August, 2001.

                                 /s/ GEORGE E. MATELICH
                                 -----------------------------------------------
                                 Signature

                                 GEORGE E. MATELICH
                                 -----------------------------------------------
                                 Print Name

                                 -----------------------------------------------
                                 Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 1st day of August, 2001.

                                 /s/ PHILIP E. BERNEY
                                 -----------------------------------------------
                                 Signature

                                 PHILIP E. BERNEY
                                 -----------------------------------------------
                                 Print Name

                                 -----------------------------------------------
                                 Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 1st day of August, 2001.

                                  /s/ FRANK K. BYNUM, JR.
                                 -----------------------------------------------
                                 Signature

                                 FRANK K. BYNUM, JR.
                                 -----------------------------------------------
                                 Print Name

                                 -----------------------------------------------
                                 Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 1st day of August, 2001.

                                 /s/ JAMES J. CONNORS II
                                 -----------------------------------------------
                                 Signature

                                 JAMES J. CONNORS II
                                 -----------------------------------------------
                                 Print Name

                                 -----------------------------------------------
                                 Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 1st day of August, 2001.

                                 /s/ MICHAEL B. LAZAR
                                 -----------------------------------------------
                                 Signature

                                 MICHAEL B. LAZAR
                                 -----------------------------------------------
                                 Print Name

                                 -----------------------------------------------
                                 Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 1st day of August, 2001.

                                 /s/ FRANK J. LOVERRO
                                 -----------------------------------------------
                                 Signature

                                 FRANK J. LOVERRO
                                 -----------------------------------------------
                                 Print Name

                                 -----------------------------------------------
                                 Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 1st day of August, 2001.

                                 /s/ HOWARD A. MATLIN
                                 -----------------------------------------------
                                 Signature

                                 HOWARD A. MATLIN
                                 -----------------------------------------------
                                 Print Name

                                 -----------------------------------------------
                                 Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 1st day of August, 2001.

                                 /s/ CHURCH M. MOORE
                                 -----------------------------------------------
                                 Signature

                                 CHURCH M. MOORE
                                 -----------------------------------------------
                                 Print Name

                                 -----------------------------------------------
                                 Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 1st day of August, 2001.

                                 /s/ FRANK T. NICKELL
                                 -----------------------------------------------
                                 Signature

                                 FRANK T. NICKELL
                                 -----------------------------------------------
                                 Print Name

                                 -----------------------------------------------
                                 Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 1st day of August, 2001.

                                 /s/ THOMAS R. WALL, IV
                                 -----------------------------------------------
                                 Signature

                                 THOMAS R. WALL, IV
                                 -----------------------------------------------
                                 Print Name

                                 -----------------------------------------------
                                 Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 1st day of August, 2001.

                                                     3242757 CANADA INC.

                                                     /s/ LUCIEN REMILLARD
                                                     ---------------------------
                                                     Signature

                                                     LUCIEN REMILLARD
                                                     ---------------------------
                                                     Print Name

                                                     President
                                                     ---------------------------
                                                     Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY

         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of August, 2001.

                               ARGENTUM CAPITAL PARTNERS II, L.P.

                               /s/ WALTER H. BARANDIARAN
                               --------------------------------------------
                               Signature

                               WALTER H. BARANDIARAN
                               --------------------------------------------
                               Print Name
                               Managing Member of Argentum Investments, LLC, which is the Managing Member of Argentum Capital Partners II, LLC, which is the General Partner of Argentum Capital
                               Partners II, L.P.
                               --------------------------------------------
                               Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 3rd day of August, 2001.

                             /s/ MICHAEL J. VERROCHI
                             --------------------------------------------
                             Signature

                             MICHAEL J. VERROCHI
                             --------------------------------------------
                             Print Name

                             --------------------------------------------
                             Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 3rd day of August, 2001.

                               /s/ FRANCESCO GALESI
                               --------------------------------------------
                               Signature

                               FRANCESCO GALESI
                               --------------------------------------------
                               Print Name

                               --------------------------------------------
                               Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 1st day of August, 2001.

                                  /s/ ROBERT F. IRWIN, IV
                                  -------------------------------------------
                                  Signature

                                  ROBERT F. IRWIN, IV
                                  -------------------------------------------
                                  Print Name

                                  -------------------------------------------
                                  Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 1st day of August, 2001.

                                  /s/ JOHN A. PINTO
                                  ----------------------------------------------
                                  Signature

                                  JOHN A. PINTO
                                  ----------------------------------------------
                                  Print Name

                                  ----------------------------------------------
                                  Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 3rd day of August, 2001.

                                     /s/ PAUL THOMPSON III
                                     ---------------------------------------
                                     Signature

                                     PAUL THOMPSON III
                                     ---------------------------------------
                                     Print Name

                                     ---------------------------------------
                                     Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 3rd day of August, 2001.

                                     /s/ THOMAS E. DURKIN, III
                                     ---------------------------------------
                                     Signature

                                     THOMAS E. DURKIN, III
                                     ---------------------------------------
                                     Print Name

                                     ---------------------------------------
                                     Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 31st day of July, 2001.

                                /s/ GENE A. MEREDITH
                                -----------------------------------------
                                Signature

                                GENE A. MEREDITH
                                -----------------------------------------
                                Print Name

                                -----------------------------------------
                                Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 2nd day of August, 2001.

                                /s/ RICHARD A. HANSEN
                                --------------------------------------------
                                Signature

                                RICHARD A. HANSEN
                                --------------------------------------------
                                Print Name

                                --------------------------------------------
                                Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 1st day of August, 2001.

                                   /s/ ROBERT E. CAWTHORN
                                   --------------------------------------
                                   Signature

                                   ROBERT E. CAWTHORN
                                   --------------------------------------
                                   Print Name

                                   --------------------------------------
                                   Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of August, 2001.

                                   /s/ PETER J. ROSELLE
                                   --------------------------------------
                                   Signature

                                   PETER J. ROSELLE
                                   --------------------------------------
                                   Print Name

                                   --------------------------------------
                                   Print Title (if applicable)

                            LIMITED POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints Bruce R. McMaken the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of July 27, 2001 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 2nd day of August, 2001.

                                   /s/ DAVID J. FEALS
                                   --------------------------------------
                                   Signature

                                   DAVID J. FEALS
                                   --------------------------------------
                                   Print Name

                                   --------------------------------------
                                   Print Title (if applicable)